UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2007
ASSURANCEAMERICA CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada	0-06334	87-0281240

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification Number)

RiverEdge One, Suite 600
5500 Interstate North Parkway
Atlanta, Georgia	30328

(Address of principal executive offices)	(Zip Code)
(770) 952-0200 x259
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURES
EX-99.1 PRESS RELEASE DATED 3-14-07

Item 8.01 Other Events
     On March 14, 2007, the Company distributed a letter to shareholders and others describing certain unaudited results of the business for the month of December 2006 and the twelve months ending December 31, 2006. A copy of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K.
99.1	Press Release dated March 14, 2007, issued by Registrant
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 19, 2007	ASSURANCEAMERICA CORPORATION
	By:	/s/ Mark H. Hain
Mark H. Hain, Senior Vice President and General Counsel